Exhibit 32.1

CEO CERTIFICATION OF QUARTERLY REPORT

I, Pierre R. Brondeau, President and Chief Executive Officer of FMC Corporation (“the Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, based on my knowledge that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 2, 2010

/s/ Pierre R. Brondeau
Pierre R. Brondeau
President and Chief Executive Officer

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